                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (date of earliest event reported): June 14, 1996



                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



Maryland                              1-11706               52-1796339
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File No.)             Identification No.)



                1700 Pennsylvania Avenue, N.W., Washington, D.C.
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500

                                    FORM 8-K


Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

                  On June 14, 1996, CarrAmerica Realty Corporation (the "Company") acquired Parkway North Center, an office park located in Deerfield, Illinois, for an aggregate purchase price of approximately $80 million. The property was acquired from One Parkway L.L.C., Three Parkway L.L.C, Parkway Land L.L.C and Parkway Center L.L.C. The property was built from 1986 to 1989. The property currently includes two office buildings containing approximately 514,000 square feet of rentable space, and a special use building which contains approximately 15,000 square feet of common area space which is not currently held out for rent. The Company also acquired additional land which will support the development of at least 900,000 square feet of office space. As part of the purchase price, the Company assumed approximately $29 million of mortgage indebtedness that bears interest at an annual rate of 7.96% and matures in December 2003. The cash portion of the purchase price of approximately $51 million was financed through a draw on the Company's unsecured line of credit with Morgan Guaranty Trust Company of New York (the "Line of Credit"). Borrowings under the Line of Credit currently bear interest at a floating rate of 175 basis points over LIBOR.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events.

                  Parkway North Center. As described in Item 2 of this Current Report on Form 8-K, on June 14, 1996, the Company acquired Parkway North Center. Because the aggregate book value of the three buildings and additional land that constitute Parkway North Center are in excess of 10% of the Company's total assets as of June 14, 1996, additional information regarding Parkway North Center is provided below.

                  As of March 31, 1996, 93.7% of the rentable square feet of Parkway North Center was leased. The Company has no immediate plans to renovate Parkway North Center and believes the property is adequately covered by insurance. The average annualized rent per square foot (excluding storage space) was $15.40 per annum at March 31, 1996. Since the Company only acquired Parkway North Center on June 14, 1996, the percent leased is not available for the past five years and average annualized rent per square foot (excluding storage space) for Parkway North Center for the prior five years is not available.

           Three tenants at Parkway North Center each occupy over 10% of the rentable square footage. As of March 31, 1996, Fujisawa USA, Inc. ("Fujisawa"), a pharmaceutical company, occupied approximately 135,000 square feet or 26% of the rentable square footage under a lease which expires on May 31, 2000. Fujisawa's rent per square foot per annum was $22.22 at March 31, 1996. Fujisawa has one option to renew its lease for five years at 100% of the then prevailing market rental rate. Fujisawa also has a first right to negotiate for available space in the building subordinate to the renewal and expansion rights of other tenants in the building. As of March 31, 1996, Alliant Foodservice ("Alliant"), a food products distributor, occupied approximately 107,000 square feet or 21% of the rentable square footage under a lease which expires on April 30, 1998. Alliant's rent per square foot per annum was $12.50 at March 31, 1996. Alliant has one option to extend the term of its lease for a five-year term at 100% of the then prevailing market rental rate not to exceed $24 per square foot. Alliant has an option to expand into certain other space in the building subordinate to the renewal and expansion rights of other tenants in the building at the then prevailing market rental rate. As of March 31, 1996, Clintec Nutrition Company ("Clintec"), a manufacturer of dietary products, occupied approximately 80,000 square feet or 16% of the rentable square footage under four leases, one of which expires on January 31, 1997 with respect to approximately 40,000 square feet, and three of which expire on November 8, 2000 with respect to an aggregate of approximately 40,000 square feet. Clintec's rent per square foot per annum was $22.17 at March 31, 1996. Clintec has an option to extend the term of its two primary leases each for a five-year term at 100% of the then prevailing market rental rate. Clintec has certain rights to expand into contiguous space, subject to the right of the existing tenants. Clintec has the right to terminate its lease with respect to 28,531 square feet after January 31, 1997 with 12 months notice and the payment of $21 per square foot, the right to terminate its lease with respect to 5,226 square feet after January 31, 1997 with 12 months notice and the payment of $19.60 per square foot, and the right to terminate its lease with respect to 6,379 square feet after January 31, 1997 with 12 months notice and the payment of $25 per square foot.

                  The following table sets out a schedule of lease expirations for Parkway North Center for leases in effect as of March 31, 1996, assuming no tenants exercise any of their renewal rights or termination options, for each of the ten years beginning with 1996 and thereafter:

                      Number                                  Annual Base           Percentage
                      of Tenants          Net Rentable        Rent Under            Total Leased
Year                  With                Area Subject to     Expiring              Square Footage
of Lease              Expiring            Expiring Leases     Leases (1)            Represented By
Expiration            Leases              (square feet)       (in thousands)        Expiring Leases (2)
- ----------            ------              -------------       --------------        -------------------

1996                    1                      1,687                17                     .3

1997                    1                     39,960               886                    8.3

1998                    3                    122,915             1,542                   25.5

1999                    1                      5,279                79                    1.1

2000                    6                    184,363             3,633                   38.3

2001                    3                     87,501             1,107                   18.2

2002                    1                     15,436               139                    3.2

2003                    1                     12,921                 0                    2.7

2004                    1                     11,500                81                    2.4

2005 and thereafter     0                          0                 0                     0
- -----------------------------

(1)Excludes operating expense recoveries.
(2)Excludes 32,467 square feet of vacant and uncommitted space and 15,495 square feet of common area space not held out for rent, as of March 31, 1996.

                  The aggregate tax basis of depreciable real property for Parkway North Center is approximately $52.0 million as of June 14, 1996. Depreciation and amortization are computed on the Modified Accelerated Cost Recovery System (MACRS) method over 39 years. No personal property was purchased in association with Parkway North Center for Federal income tax purposes.

                  The current realty tax rate for Parkway North Center is $7.08 per $100 of assessed value. The total annual tax at this rate for 1996 is $1.3 million at an assessed value of $18.8 million.

                  AT&T Center. On March 29, 1996, the Company acquired six office buildings in Pleasanton, California in San Francisco's East Bay Area, as reported on a Current Report on Form 8-K dated March 29, 1996, and amended by a Form 8-K/A dated May 14, 1996. The six buildings also include as part of their campus two special purpose buildings. The campus, known as AT&T Center, was built in 1988 and contains approximately 1,082,000 square feet of space. Because the aggregate book value of the six office buildings and additional facilities that constitute AT&T Center are in excess of 10% of the Company's total assets as of June 14, 1996, additional information regarding AT&T Center is provided below. The Company has no immediate plans to renovate AT&T Center and believes the property is adequately covered by insurance.

                  As of May 31, 1996, AT&T Center was 100% leased to AT&T Resource Management Corporation. AT&T presently subleases 39% of the space to other users. The property has been 100% leased to AT&T since the completion of each of the buildings in 1988 and 1989. The average annualized rent per square foot was $14.95 per annum at May 31, 1996. Since the Company only acquired AT&T Center on March 29, 1996, the average annualized rent per square foot for AT&T Center for the prior five years is not available.

                  AT&T leases 1,082,000 square feet under a lease that expires in increments on a building-by-building basis beginning in February 1998 and ending in April 1999. AT&T's rent per square foot per annum was $14.95 as of May 31, 1996. The lease is a triple net lease with AT&T responsible for payment of all operating expenses except owners' assessment fees, for which AT&T reimburses the Company. AT&T has one option to extend the term of its lease for 10 years at 90% of the then prevailing market rental rate and two ten-year options to extend its lease with respect to portions of the basement and parking facility at 100% of the then prevailing market rental rate. AT&T's renewal rights can be exercised on a building-by-building basis.

                  The following table sets out a schedule of lease expirations for AT&T Center for leases in effect as of March 31, 1996, for each of the ten years beginning with 1996 and thereafter:

                  Number                                      Annual Base             Percentage
                  of Tenants        Net Rentable              Rent Under              Total Leased
Year              With              Area Subject to           Expiring                Square Footage
of Lease          Expiring          Expiring Leases           Leases (1)              Represented By
Expiration        Leases            (square feet)             (in thousands)          Expiring Leases
- ----------        ------            -------------             --------------          ---------------

1996              __                ___                       ___                       __

1997              __                ___                       ____                      __

1998              1                 827,209                   $12,236                   76.4%

1999              1                 254,823                   $ 3,945                   23.6%

2000              __                ___                       ____                      __

2001              __                ___                       ____                      __

2002              __                ___                       ____                      __

2003              __                ___                       ____                      __

2004              __                ___                       ____                      __

2005 and
thereafter        __                ___                       ____                      __

- -----------------------------
(1)      Excludes operating expense recoveries

         The aggregate tax basis of depreciable real property for AT&T Center is $62.0 million as of June 14, 1996. Depreciation and amortization are computed on the Modified Accelerated Cost Recovery System (MACRS) method over 39 years. No depreciable personal property exists in association with AT&T Center for Federal income tax purposes as of June 14, 1996.


                  The current realty tax rate for AT&T Center is $1.23 per $100 of assessed value. The total annual tax at this rate for 1996 is $1.1 million at an assessed value of $88.0 million. In addition, the property has special assessments which approximate $1.4 million per year.

                                       6

                  Financial Statements. Attached hereto as Exhibit 99.1 are audited historical summaries of operating expenses and revenues for the year ended December 31, 1995 for the following properties: AT&T Center; Harlequin
Plaza North,  Harlequin Plaza South, Quebec Court I and Quebec Court II; Parkway
North Center; Redmond East Business Campus; Reston Quadrangle; and Warner Center
Business Park. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed properties are being filed because the Company has either (a) already acquired the properties and the book value of the properties, individually by project or in the aggregate, are significant, or (b) deemed the acquisition to be probable and the book value of the properties, individually by project or in the aggregate, are significant.


Item 6.  Resignations of Registrant's Directors.

                  Not applicable.

Item 7.  Financial Statements and Exhibits.

                  (a)      Financial Statements.

                           Attached  hereto as  Exhibit  99.1 are the  following
financial statements:

                           (i)  Historical  Summary  of  Operating  Revenue  and
Expenses for AT&T Center for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (ii)  Combined  Historical   Summaries  of  Operating
Revenue and Expenses for Harlequin  Plaza North and South and Quebec Court I and
II for the three  months  ended  March 31, 1996  (unaudited)  and the year ended
December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (iii) Historical  Summaries of Operating  Revenue and
Expenses  for Parkway  North  Center for the three  months  ended March 31, 1996
(unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (iv)  Historical  Summaries of Operating  Revenue and
Expenses for Redmond East  Business  Campus for the three months ended March 31,
1996 (unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                                       7

                           (v)  Historical  Summaries of  Operating  Revenue and
Expenses  for  Reston  Quadrangle  for the three  months  ended  March 31,  1996
(unaudited)  and the year ended December 31, 1995, with  accompanying  notes and
Independent Auditors' Report.

                           (vi)  Historical  Summaries of Operating  Revenue and
Expenses for Warner  Center  Business  Park for the three months ended March 31,
1996 (unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.


                  (b)      Pro forma financial information.

                           None.

                  (c)      Exhibits.

                  Exhibit
                  Number
                  ------

                  10.1 Real Estate  Acquisition  Agreement  by and between  Carr
Realty Corporation,  as Purchaser,  and One Parkway L.L.C., Three Parkway L.L.C,
Parkway Land L.L.C and Parkway Center L.L.C.,  as Sellers,  dated as of April 3,
1996 (without exhibits).

                  99.1     Financial Statements

                           (i)  Historical  Summary  of  Operating  Revenue  and
Expenses for AT&T Center for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (ii)  Combined  Historical   Summaries  of  Operating
Revenue and Expenses for Harlequin  Plaza North and South and Quebec Court I and
II for the three  months  ended  March 31, 1996  (unaudited)  and the year ended
December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (iii) Historical  Summaries of Operating  Revenue and
Expenses  for Parkway  North  Center for the three  months  ended March 31, 1996
(unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (iv)  Historical  Summaries of Operating  Revenue and
Expenses for Redmond East  Business  Campus for the three months ended March 31,
1996 (unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                                       8

                           (v)  Historical  Summaries of  Operating  Revenue and
Expenses  for  Reston  Quadrangle  for the three  months  ended  March 31,  1996
(unaudited)  and the year ended December 31, 1995, with  accompanying  notes and
Independent Auditors' Report.

                           (vi)  Historical  Summaries of Operating  Revenue and
Expenses for Warner  Center  Business  Park for the three months ended March 31,
1996 (unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

Item 8.  Change in Fiscal Year.

                  Not applicable.




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:    June 26, 1996


                                          CarrAmerica Realty Corporation



                                          By:        /s/Brian K. Fields
                                                 ------------------------------
                                                        Brian K. Fields
                                                        Chief Financial Officer

                                       9

                                  EXHIBIT INDEX

Exhibit
Number

                  10.1 Real Estate  Acquisition  Agreement  by and between  Carr
Realty Corporation,  as Purchaser,  and One Parkway L.L.C., Three Parkway L.L.C,
Parkway Land L.L.C and Parkway Center L.L.C.,  as Sellers,  dated as of April 3,
1996 (without exhibits).

                  99.1     Financial Statements

                           (i)  Historical  Summary  of  Operating  Revenue  and
Expenses for AT&T Center for the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (ii)  Combined  Historical   Summaries  of  Operating
Revenue and Expenses for Harlequin  Plaza North and South and Quebec Court I and
II for the three  months  ended  March 31, 1996  (unaudited)  and the year ended
December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (iii) Historical  Summaries of Operating  Revenue and
Expenses  for Parkway  North  Center for the three  months  ended March 31, 1996
(unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (iv)  Historical  Summaries of Operating  Revenue and
Expenses for Redmond East  Business  Campus for the three months ended March 31,
1996 (unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.

                           (v)  Historical  Summaries of  Operating  Revenue and
Expenses  for  Reston  Quadrangle  for the three  months  ended  March 31,  1996
(unaudited)  and the year ended December 31, 1995, with  accompanying  notes and
Independent Auditors' Report.

                           (vi)  Historical  Summaries of Operating  Revenue and
Expenses for Warner  Center  Business  Park for the three months ended March 31,
1996 (unaudited) and the year ended December 31, 1995, with accompanying notes and Independent Auditors' Report.


                                       10
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